SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 1996

                             UACSC 1996-B AUTO TRUST

             (Exact name of registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)

         33-97320-04                            35-1937340

(Registration Number)                 (IRS Employer Identification No.)




  250 N. Shadeland Avenue
  Suite 210A
  Indianapolis, IN                                              46219

(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (317) 231-6466


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Item 5.   Other Events.

          Pooling and Servicing Agreement
          -------------------------------

          The definitive Pooling and Servicing Agreement for the UACSC 1996-B Auto Trust, dated as of May 1, 1996, among Bankers Trust Company, as trustee, UAC Securitization, as depositor, and Union Acceptance Corporation, as servicer is filed herewith.

          Filing of Capital Markets Assurance  Corporation
          Financial Statements and Consent of Experts.
          ------------------------------------------------

          The Financial Statements of Capital Markets Assurance Corporation as of December 31, 1995 and 1994 that are included in the Prospectus Supplement have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to be named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 24.

          The financial statements of Capital Markets Assurance Corporation as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

         Exhibit
         Number             Description
         ------             -----------
           4        Definitive copy of the Pooling and Servicing
                    Agreement dated as of May 1, 1996 for the UACSC 1996-A Auto Trust


          24 Consent of KPMG Peat Marwick, LLP to the inclusion of their audit report in the prospectus supplement for the UACSC
                    1996-B Auto Trust.

          99        Financial statements of Capital Market
                    Assurance Corporation as of December 31,
                    1995 and 1994




















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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Indianapolis, State of Indiana, on May 21, 1996.


                                    UAC SECURITIZATION CORPORATION
                                    as Depositor  (Registrant)



                                    /s/ Cynthia Whitaker
                                    ----------------------------------------
                                    By:  Cynthia F. Whitaker, Vice President






















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